VIA EDGAR

July 9, 2026

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Pacific Select Exec Separate Account of Pacific Life Insurance Company

File No. 811-05563

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent its policy owners, the semi-annual report dated April 30, 2026, for the underlying management investment company listed in the table below. This filing is intended to satisfy the filing required by Rule 30b2-1(b) under the 1940 Act.

Investment Company	1940 Act Registration No.	CIK No.
DFA Investment Dimensions Group Inc.	811-03258	0000355437

The management investment company listed above may not be available under every policy offered by the separate account.

Sincerely,

/s/ Alison Ryan
Alison Ryan
Vice President & Associate General Counsel
Pacific Life Insurance Company